Exhibit A
                                                                    Page 1 of 33


                      MIDAMERICAN ENERGY HOLDINGS COMPANY
                       CONSOLIDATING STATEMENTS OF INCOME
                                   FORM U-3A-2
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                                 (in thousands)





                                  Consolidated                              Consolidated  Consolidated  Consolidated   Consolidated
                                   MidAmerican                MidAmerican    MidAmerican     Midwest     MidAmerican    MidAmerican
                                     Energy                     Energy         Energy        Capital       Capital      Realty
                                     Holdings                   Holdings       Company      Group Inc.     Company      Services
                                     Company    Eliminations    Company        (page 2)      (page 3)    (pages 4-7)   (pages 8-11)
                                  ------------  ------------  -----------    -----------    ----------   -----------   ------------

  Operating Revenues                $1,940,150   $  (32,760)   $        -    $ 1,707,189    $    1,092    $  100,404    $  164,225

  Operating Expenses                 1,659,934      (32,760)            -      1,426,269         3,907       107,096       155,422
                                    ----------   ----------    ----------    -----------    ----------    ----------    ----------

  Operating Income (Loss)              280,216            -             -        280,920        (2,815)       (6,692)        8,803

  Other Income (Expense)                36,189       (6,937)       (4,243)          (361)        3,800        43,336           594

  Income (Loss) From Subsidiaries            -     (140,272)      140,272              -             -             -             -

  Fixed Charges                        105,074       (2,007)            -         93,876            96        11,181         1,928
                                    ----------   ----------    ----------    -----------    ----------    ----------    ----------

  Income (Loss) Before Taxes           211,331     (145,202)      136,029        186,683           889        25,463         7,469

  Income Tax Expense (Benefit)          80,013            -             -         76,042           572           313         3,086
                                    ----------   ----------    ----------    -----------    ----------    ----------    ----------

  Net Income (Loss)                 $  131,318   $ (145,202)   $  136,029    $   110,641    $      317    $   25,150    $    4,383
                                    ==========   ==========    ==========    ===========    ==========    ==========    ==========


                                                                       Exhibit A
                                                                    Page 2 of 33



                      MIDAMERICAN ENERGY HOLDINGS COMPANY
                       CONSOLIDATING STATEMENTS OF INCOME
                                   FORM U-3A-2
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                                 (IN THOUSANDS)




                                   Consolidated
                                    MidAmerican                   MidAmerican                 MidAmerican
                                     Energy                        Energy          CBEC         Energy
                                     Company      Eliminations    Company (a)     Railway     Financing I
                                   ------------   ------------    -----------   -----------   -----------

  Operating Revenues                $ 1,707,189    $ -            $ 1,705,077   $     2,112   $         -

  Operating Expenses                  1,426,269              -      1,425,778           491             -
                                    -----------    -----------    -----------   -----------   -----------

  Operating Income (Loss)               280,920              -        279,299         1,621             -

  Other Income (Expense)                   (361)        (8,999)           411             -         8,227

  Income (Loss) From Subsidiaries             -           (692)           692             -             -

  Fixed Charges                          93,876         (8,999)        93,974           921         7,980
                                    -----------    -----------    -----------   -----------   -----------

  Income (Loss) Before Taxes            186,683           (692)       186,428           700           247

  Income Tax Expense (Benefit)           76,042              -         75,787           255             -
                                    -----------    -----------    -----------   -----------   -----------

  Net Income (Loss)                 $   110,641    $      (692)   $   110,641   $       445   $       247
                                    ===========    ===========    ===========   ===========   ===========


(a) Northgate Park Associates and Access Air Holdings, Inc. are accounted for in Midwest Capital Group, Inc.; Edge Technologies Inc., McLeodUSA, Inc., Mycotech, Utech Venture Capital Corporation, and Micro-Generation Technology Fund, LLC are accounted for in MHC Investment Inc.; Tenaska III Texas Partners is accounted for in TTP, Inc. of South Dakota; Select Relocation Services Inc., Real Estate Referral Network, Inc., The Mortgage Group, LLC and Home Real Estate Inc. (Nebraska) are accounted for in CBS Home Real Estate Company; MidAmerican Energy Funding Corporation is accounted for in MidAmerican Energy Company; Edina Realty, Inc. (WI) is accounted for in Edina Realty, Inc.; Edina Realty Mortgage, LLC is
     accounted for in Edina Financial Services, Inc.; Title Information Services, LLC is accounted for in Edina Realty Title, Inc.

                                                                       Exhibit A
                                                                    Page 3 of 33



                      MIDAMERICAN ENERGY HOLDINGS COMPANY
                       CONSOLIDATING STATEMENTS OF INCOME
                                   FORM U-3A-2
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                                 (IN THOUSANDS)


                                   Consolidated                 Midwest         Dakota
                                     Midwest                    Capital         Dunes
                                     Capital                     Group       Development
                                    Group Inc.  Eliminations    Inc. (a)       Company
                                    ----------  ------------    ----------   -----------

  Operating Revenues                $    1,092    $        -    $       58    $    1,034

  Operating Expenses                     3,907             -           833         3,074
                                    ----------    ----------    ----------    ----------

  Operating Income (Loss)               (2,815)            -          (775)       (2,040)

  Other Income (Expense)                 3,800        (1,566)        5,253           113

  Income (Loss) From Subsidiaries            -         2,099        (2,099)            -

  Fixed Charges                             96        (1,566)           56         1,606
                                    ----------    ----------    ----------    ----------

  Income (Loss) Before Taxes               889         2,099         2,323        (3,533)

  Income Tax Expense (Benefit)             572             -         2,006        (1,434)
                                    ----------    ----------    ----------    ----------

  Net Income (Loss)                 $      317    $    2,099    $      317    $   (2,099)
                                    ==========    ==========    ==========    ==========


(a) Northgate Park Associates and Access Air Holdings, Inc. are accounted for in Midwest Capital Group, Inc.; Edge Technologies Inc., McLeodUSA, Inc., Mycotech, Utech Venture Capital Corporation, and Micro-Generation Technology Fund, LLC are accounted for in MHC Investment Inc.; Tenaska III Texas Partners is accounted for in TTP, Inc. of South Dakota; Select Relocation Services Inc., Real Estate Referral Network, Inc., The Mortgage Group, LLC and Home Real Estate Inc. (Nebraska) are accounted for in CBS Home Real Estate Company; MidAmerican Energy Funding Corporation is accounted for in MidAmerican Energy Company; Edina Realty, Inc. (WI) is accounted for in Edina Realty, Inc.; Edina Realty Mortgage, LLC is
     accounted for in Edina Financial Services, Inc.; Title Information Services, LLC is accounted for in Edina Realty Title, Inc.

                                                                      Exhibit A
                                                                    Page 4 of 33


                      MIDAMERICAN ENERGY HOLDINGS COMPANY
                       CONSOLIDATING STATEMENTS OF INCOME
                                   FORM U-3A-2
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                                 (IN THOUSANDS)

                                  Consolidated
                                   MidAmerican                 MidAmerican    InterCoast    InterCoast
                                     Capital                     Capital       Capital        Power
                                     Company     Eliminations    Company       Company       Company       IWG Co. 8
                                   -----------   ------------   ----------    ----------    ----------    ----------

  Operating Revenues                $  100,404    $  (26,365)   $        -    $        -    $        -    $        -

  Operating Expenses                   107,096       (26,365)        3,263           698            11            76
                                    ----------    ----------    ----------    ----------    ----------    ----------

  Operating Income (Loss)               (6,692)            -        (3,263)         (698)          (11)          (76)

  Other Income (Expense)                43,336             -         9,191         8,811             -           841

  Income (Loss) From Subsidiaries            -       (25,322)       25,322             -             -             -

  Fixed Charges                         11,181             -        10,722             -             -             -
                                    ----------    ----------    ----------    ----------    ----------    ----------

  Income (Loss) Before Taxes            25,463       (25,322)       20,528         8,113           (11)          765

  Income Tax Expense (Benefit)             313             -        (4,622)         (132)       (4,413)          322
                                    ----------    ----------    ----------    ----------    ----------    ----------

  Net Income (Loss)                 $   25,150    $  (25,322)   $   25,150    $    8,245    $    4,402    $      443
                                    ==========    ==========    ==========    ==========    ==========    ==========


                                                                       Exhibit A
                                                                    Page 5 of 33


                      MIDAMERICAN ENERGY HOLDINGS COMPANY
                       CONSOLIDATING STATEMENTS OF INCOME
                                   FORM U-3A-2
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                                 (IN THOUSANDS)




                                     InterCoast     InterCoast    InterCoast      InterCoast    Diversified
                                       Sierra         Power         Global         Trade &      Electronics,
                                       Power        Marketing     Management      Resources          Ltd.
                                    -----------    -----------    -----------    -----------    ------------

  Operating Revenues                $         -    $        24    $         -    $    47,666    $    13,396

  Operating Expenses                         12            (19)             9         48,465         13,851
                                    -----------    -----------    -----------    -----------    -----------

  Operating Income (Loss)                   (12)            43             (9)          (799)          (455)

  Other Income (Expense)                  1,435              -             17             18           (112)

  Income (Loss) From Subsidiaries             -              -              -              -              -

  Fixed Charges                               3              -              -              -              9
                                    -----------    -----------    -----------    -----------    -----------

  Income (Loss) Before Taxes              1,420             43              8           (781)          (576)

  Income Tax Expense (Benefit)              755              8         (1,568)          (367)          (212)
                                    -----------    -----------    -----------    -----------    -----------

  Net Income (Loss)                 $       665    $        35    $     1,576    $      (414)   $      (364)
                                    ===========    ===========    ===========    ===========    ===========


                                                                       Exhibit A
                                                                    Page 6 of 33


                      MIDAMERICAN ENERGY HOLDINGS COMPANY
                       CONSOLIDATING STATEMENTS OF INCOME
                                   FORM U-3A-2
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                                 (IN THOUSANDS)




                                      MHC (a)        A/C                       Cimmred                        MWR
                                    Investment    Security       Amgas,        Leasing         DCCO         Capital
                                        Co.     Systems, Inc.     Inc.         Company         Inc.           Inc.
                                    ----------  -------------   ----------    ----------    ----------    ----------

  Operating Revenues                $        -    $    3,689    $   59,845    $        -    $        -    $        -

  Operating Expenses                       269         4,302        61,022           354            15             4
                                    ----------    ----------    ----------    ----------    ----------    ----------

  Operating Income (Loss)                 (269)         (613)       (1,177)         (354)          (15)           (4)

  Other Income (Expense)                16,798             -            (7)          606         1,036             -

  Income (Loss) From Subsidiaries            -             -             -             -             -             -

  Fixed Charges                              -             1             -           576             -          (131)
                                    ----------    ----------    ----------    ----------    ----------    ----------

  Income (Loss) Before Taxes            16,529          (614)       (1,184)         (324)        1,021           127

  Income Tax Expense (Benefit)           5,290          (185)         (543)        2,033           420          (449)
                                    ----------    ----------    ----------    ----------    ----------    ----------

  Net Income (Loss)                 $   11,239    $     (429)   $     (641)   $   (2,357)   $      601    $      576
                                    ==========    ==========    ==========    ==========    ==========    ==========


(a) Northgate Park Associates and Access Air Holdings, Inc. are accounted for in Midwest Capital Group, Inc.; Edge Technologies Inc., McLeodUSA, Inc., Mycotech, Utech Venture Capital Corporation, and Micro-Generation Technology Fund, LLC are accounted for in MHC Investment Inc.; Tenaska III Texas Partners is accounted for in TTP, Inc. of South Dakota; Select Relocation Services Inc., Real Estate Referral Network, Inc., The Mortgage Group, LLC and Home Real Estate Inc. (Nebraska) are accounted for in CBS Home Real Estate Company; MidAmerican Energy Funding Corporation is accounted for in MidAmerican Energy Company; Edina Realty, Inc. (WI) is accounted for in Edina Realty, Inc.; Edina Realty Mortgage, LLC is
     accounted for in Edina Financial Services, Inc.; Title Information Services, LLC is accounted for in Edina Realty Title, Inc.

                                                                       Exhibit A
                                                                    Page 7 of 33


                      MIDAMERICAN ENERGY HOLDINGS COMPANY
                       CONSOLIDATING STATEMENTS OF INCOME
                                   FORM U-3A-2
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                                 (IN THOUSANDS)


                                     TTP, Inc.                               InterCoast   MidAmerican   MidAmerican
                                     of South     MidAmerican                  Energy       Services     Security
                                    Dakota (a)     Rail Co.    CHRS, Inc.     Company       Company      Company
                                    ----------    -----------  ----------    ----------   -----------   -----------

  Operating Revenues                $        -    $    2,149   $        -    $        -    $        -   $        -

  Operating Expenses                        39           531           11           132             -          416
                                    ----------    ----------   ----------    ----------    ----------   ----------

  Operating Income (Loss)                  (39)        1,618          (11)         (132)            -         (416)

  Other Income (Expense)                 1,987         2,572            -           263             -         (120)

  Income (Loss) From Subsidiaries            -             -            -             -             -            -

  Fixed Charges                             (3)            -            -             4             -            -
                                    ----------    ----------   ----------    ----------    ----------   ----------

  Income (Loss) Before Taxes             1,951         4,190          (11)          127             -         (536)

  Income Tax Expense (Benefit)             741         1,887          (45)        1,577             -         (184)
                                    ----------    ----------   ----------    ----------    ----------   ----------

  Net Income (Loss)                 $    1,210    $    2,303   $       34    $   (1,450)          $ -   $     (352)
                                    ==========    ==========   ==========    ==========    ==========   ==========


(a) Northgate Park Associates and Access Air Holdings, Inc. are accounted for in Midwest Capital Group, Inc.; Edge Technologies Inc., McLeodUSA, Inc., Mycotech, Utech Venture Capital Corporation, and Micro-Generation Technology Fund, LLC are accounted for in MHC Investment Inc.; Tenaska III Texas Partners is accounted for in TTP, Inc. of South Dakota; Select Relocation Services Inc., Real Estate Referral Network, Inc., The Mortgage Group, LLC and Home Real Estate Inc. (Nebraska) are accounted for in CBS Home Real Estate Company; MidAmerican Energy Funding Corporation is accounted for in MidAmerican Energy Company; Edina Realty, Inc. (WI) is accounted for in Edina Realty, Inc.; Edina Realty Mortgage, LLC is
     accounted for in Edina Financial Services, Inc.; Title Information Services, LLC is accounted for in Edina Realty Title, Inc.

                                                                       Exhibit A
                                                                    Page 8 of 33



                      MIDAMERICAN ENERGY HOLDINGS COMPANY
                       CONSOLIDATING STATEMENTS OF INCOME
                                   FORM U-3A-2
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                                 (in thousands)


                                    Consolidated                    MidAmerican
                                    MidAmerican                       Realty         Iowa        First         Midland
                                   Realty Services                    Services      Realty      Realty,        Escrow
                                     Company          Eliminations    Company        Inc.         Ltd.      Services Inc.
                                   ---------------    ------------  -----------   ----------    -------     -------------

  Operating Revenues                $  164,225        $      (30)   $        -    $   35,886    $ 8,452      $      910

  Operating Expenses                   155,422               (30)          779        32,441      7,469             702
                                    ----------        ----------    ----------    ----------    -------      ----------

  Operating Income (Loss)                8,803                 -          (779)        3,445        983             208

  Other Income (Expense)                   594              (275)           64           221          2               -

  Income (Loss) From Subsidiaries            -            (6,159)        6,159             -          -               -

  Fixed Charges                          1,928              (275)        2,251          (317)         -               -
                                    ----------        ----------    ----------    ----------    -------      ----------

  Income (Loss) Before Taxes             7,469            (6,159)        3,193         3,983        985             208

  Income Tax Expense (Benefit)           3,086                 -        (1,190)        1,599        412              82
                                    ----------        ----------    ----------    ----------    -------      ----------

  Net Income (Loss)                 $    4,383        $   (6,159)   $    4,383    $    2,384    $   573      $      126
                                    ==========        ==========    ==========    ==========    =======      ==========


                                                                       Exhibit A
                                                                    Page 9 of 33





                      MIDAMERICAN ENERGY HOLDINGS COMPANY
                       CONSOLIDATING STATEMENTS OF INCOME
                                   FORM U-3A-2
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                                 (in thousands)

                                                                 Iowa Realty                    Edina (a)
                                     IMO Co.,    The Referral     Insurance         Iowa        Financial      Edina (a)
                                       Inc.        Company       Agency, Inc.     Title Co.   Services Inc.    Realty, Inc.
                                    ----------    -----------    ------------    -----------  -------------   -------------

  Operating Revenues                $    6,549    $       34      $      213     $    3,091     $    845       $   67,883

  Operating Expenses                     7,279            16             145          2,288          464           65,163
                                    ----------    ----------      ----------     ----------     --------       ----------

  Operating Income (Loss)                 (730)           18              68            803          381            2,720

  Other Income (Expense)                     7             1               2             47           21              158

  Income (Loss) From Subsidiaries            -             -               -              -            -                -

  Fixed Charges                              1             -               -              -          246                -
                                    ----------    ----------      ----------     ----------   ----------       ----------

  Income (Loss) Before Taxes              (724)           19              70            850          156            2,878

  Income Tax Expense (Benefit)            (301)            8              27            347           75            1,185
                                    ----------    ----------      ----------     ----------   ----------       ----------

  Net Income (Loss)                 $     (423)   $       11      $       43     $      503   $       81       $    1,693
                                    ==========    ==========      ==========     ==========   ==========       ==========




(a) Northgate Park Associates and Access Air Holdings, Inc. are accounted for in Midwest Capital Group, Inc.; Edge Technologies Inc., McLeodUSA, Inc., Mycotech, Utech Venture Capital Corporation, and Micro-Generation Technology Fund, LLC are accounted for in MHC Investment Inc.; Tenaska III Texas Partners is accounted for in TTP, Inc. of South Dakota; Select Relocation Services Inc., Real Estate Referral Network, Inc., The Mortgage Group, LLC and Home Real Estate Inc. (Nebraska) are accounted for in CBS Home Real Estate Company; MidAmerican Energy Funding Corporation is accounted for in MidAmerican Energy Company; Edina Realty, Inc. (WI) is accounted for in Edina Realty, Inc.; Edina Realty Mortgage, LLC is
     accounted for in Edina Financial Services, Inc.; Title Information Services, LLC is accounted for in Edina Realty Title, Inc.

                                                                       Exhibit A
                                                                   Page 10 of 33


                      MIDAMERICAN ENERGY HOLDINGS COMPANY
                       CONSOLIDATING STATEMENTS OF INCOME
                                   FORM U-3A-2
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                                 (in thousands)


                                                                   CBS Home
                                      Edina(a)       Edina           Real                       JC Nichols       Plaza
                                      Realty        Realty          Estate                     Residential,     Mortgage
                                     Title, Inc.  Mortgage Inc.   Company (a)     MRT, Inc.        Inc.       Services, LLC
                                     ----------   -------------   -----------   -------------  ------------   -------------

  Operating Revenues                 $  11,327      $    (484)     $  15,711     $      87       $  13,030     $     634

  Operating Expenses                     9,272             87         15,424            39          13,150           652
                                     ---------      ---------      ---------     ---------       ---------     ---------

  Operating Income (Loss)                2,055           (571)           287            48            (120)          (18)

  Other Income (Expense)                   252              -             47             1              46             -

  Income (Loss) From Subsidiaries            -              -              -             -               -             -

  Fixed Charges                              -              -              -             -              14             8
                                     ---------      ---------      ---------     ---------       ---------     ---------

  Income (Loss) Before Taxes             2,307           (571)           334            49             (88)          (26)

  Income Tax Expense (Benefit)             928           (238)           155            20             (28)            3
                                     ---------      ---------      ---------     ---------       ---------     ---------

  Net Income (Loss)                  $   1,379      $    (333)     $     179     $      29       $     (60)    $     (29)
                                     =========      =========      =========     =========       =========     =========

(a) Northgate Park Associates and Access Air Holdings, Inc. are accounted for in Midwest Capital Group, Inc.; Edge Technologies Inc., McLeodUSA, Inc., Mycotech, Utech Venture Capital Corporation, and Micro-Generation Technology Fund, LLC are accounted for in MHC Investment Inc.; Tenaska III Texas Partners is accounted for in TTP, Inc. of South Dakota; Select Relocation Services Inc., Real Estate Referral Network, Inc., The Mortgage Group, LLC and Home Real Estate Inc. (Nebraska) are accounted for in CBS Home Real Estate Company; MidAmerican Energy Funding Corporation is accounted for in MidAmerican Energy Company; Edina Realty, Inc. (WI) is accounted for in Edina Realty, Inc.; Edina Realty Mortgage, LLC is
     accounted for in Edina Financial Services, Inc.; Title Information Services, LLC is accounted for in Edina Realty Title, Inc.

                                                                       Exhibit A
                                                                   Page 11 of 33




                      MIDAMERICAN ENERGY HOLDINGS COMPANY
                       CONSOLIDATING STATEMENTS OF INCOME
                                   FORM U-3A-2
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                                 (in thousands)


                                                     JC Nichols
                                                   Alliance, Inc.
                                                   ----------------

Operating Revenues                                 $            87

Operating Expenses                                              82
                                                   ----------------

Operating Income (Loss)                                          5

Other Income (Expense)                                           -

Income (Loss) From Subsidiaries                                  -

Fixed Charges                                                    -
                                                   ----------------

Income (Loss) Before Taxes                                       5

Income Tax Expense (Benefit)                                     2
                                                   ----------------

Net Income (Loss)                                  $             3
                                                   ================

                                                                      Exhibit A
                                                                   Page 12 of 33


                      MIDAMERICAN ENERGY HOLDINGS COMPANY
                  CONSOLIDATING STATEMENTS OF RETAINED EARNINGS
                                   FORM U-3A-2
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                                 (IN THOUSANDS)


                                      Consolidated                          Consolidated  Consolidated  Consolidated  Consolidated
                                      MidAmerican               MidAmerican  MidAmerican     Midwest      MidAmerican  MidAmerican
                                        Energy                    Energy        Energy       Capital       Capital       Realty
                                       Holdings                  Holdings      Company      Group Inc.     Company      Services
                                       Company    Eliminations   Company      (page 13)     (page 14)    (pages 15-18) (pages 19-22)
                                      ----------- ------------  ----------- ------------  ------------  ------------- -------------

  Retained Earnings,
    Beginning of Year                  $ 409,296    $(432,815)   $ 409,296    $ 425,181    $ (29,032)    $  36,666     $      -

  Net Income                             131,318     (145,202)     136,029      110,641          317        25,150        4,383

  Cash Dividends Declared                113,144     (143,200)     113,669      124,200            -        18,475            -

  Loss on Repurchase of Common Shares     72,470       (4,186)      76,656            -            -             -            -
                                       ---------    ---------    ---------    ---------    ---------     ---------     --------

  Retained Earnings, End of Year       $ 355,000    $(430,631)   $ 355,000    $ 411,622    $ (28,715)    $  43,341     $  4,383
                                       =========    =========    =========    =========    =========     =========     ========


                                                                       Exhibit A
                                                                   Page 13 of 33


                      MIDAMERICAN ENERGY HOLDINGS COMPANY
                  CONSOLIDATING STATEMENTS OF RETAINED EARNINGS
                                   FORM U-3A-2
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                                 (IN THOUSANDS)

                                           Consolidated
                                           MidAmerican                       MidAmerican              MidAmerican
                                              Energy                          Energy          CBEC      Energy
                                             Company       Eliminations      Company (a)    Railway   Financing I
                                           ------------    ------------      -----------    -------   -----------

Retained Earnings, Beginning of Year         $ 425,181       $   (76)        $ 425,181       $   76      $   -

Net Income                                     110,641          (692)          110,641          445        247

Cash Dividends Declared                        124,200          (247)          124,200            -        247

Loss on Repurchase of Common Shares                  -             -                 -            -          -
                                             ---------       -------         ---------       ------      -----

Retained Earnings, End of Year               $ 411,622       $  (521)        $ 411,622       $  521      $   -
                                             =========       =======         =========       ======      =====



(a) Northgate Park Associates and Access Air Holdings, Inc. are accounted for in Midwest Capital Group, Inc.; Edge Technologies Inc., McLeodUSA, Inc., Mycotech, Utech Venture Capital Corporation, and Micro-Generation Technology Fund, LLC are accounted for in MHC Investment Inc.; Tenaska III Texas Partners is accounted for in TTP, Inc. of South Dakota; Select Relocation Services Inc., Real Estate Referral Network, Inc., The Mortgage Group, LLC and Home Real Estate Inc. (Nebraska) are accounted for in CBS Home Real Estate Company; MidAmerican Energy Funding Corporation is accounted for in MidAmerican Energy Company; Edina Realty, Inc. (WI) is accounted for in Edina Realty, Inc.; Edina Realty Mortgage, LLC is
     accounted for in Edina Financial Services, Inc.; Title Information Services, LLC is accounted for in Edina Realty Title, Inc.

                                                                       Exhibit A
                                                                   Page 14 of 33


                      MIDAMERICAN ENERGY HOLDINGS COMPANY
                  CONSOLIDATING STATEMENTS OF RETAINED EARNINGS
                                   FORM U-3A-2
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                                 (IN THOUSANDS)

                                               Consolidated                  Midwest       Dakota
                                                 Midwest                     Capital       Dunes
                                                 Capital                      Group      Development
                                                Group Inc.    Eliminations   Inc. (a)      Company
                                              -------------   ------------   --------    -----------

Retained Earnings, Beginning of Year          $  (29,032)       $  9,143     $(29,019)    $  (9,156)

Net Income                                           317           2,099          317        (2,099)

Cash Dividends Declared                                -               -            -             -

Loss on Repurchase of Common Shares                    -               -            -             -
                                              -----------       --------     --------     ---------

Retained Earnings, End of Year                $  (28,715)       $ 11,242     $(28,702)    $ (11,255)
                                              ===========       ========     ========     =========


(a) Northgate Park Associates and Access Air Holdings, Inc. are accounted for in Midwest Capital Group, Inc.; Edge Technologies Inc., McLeodUSA, Inc., Mycotech, Utech Venture Capital Corporation, and Micro-Generation Technology Fund, LLC are accounted for in MHC Investment Inc.; Tenaska III Texas Partners is accounted for in TTP, Inc. of South Dakota; Select Relocation Services Inc., Real Estate Referral Network, Inc., The Mortgage Group, LLC and Home Real Estate Inc. (Nebraska) are accounted for in CBS Home Real Estate Company; MidAmerican Energy Funding Corporation is accounted for in MidAmerican Energy Company; Edina Realty, Inc. (WI) is accounted for in Edina Realty, Inc.; Edina Realty Mortgage, LLC is
     accounted for in Edina Financial Services, Inc.; Title Information Services, LLC is accounted for in Edina Realty Title, Inc.

                                                                      Exhibit A
                                                                   Page 15 of 33


                      MIDAMERICAN ENERGY HOLDINGS COMPANY
                  CONSOLIDATING STATEMENTS OF RETAINED EARNINGS
                                   FORM U-3A-2
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                                 (IN THOUSANDS)


                                           Consolidated
                                           MidAmerican                    MidAmerican                 InterCoast
                                             Capital                        Capital     InterCoast     Power
                                             Company      Eliminations      Company     Capital Co.    Company      IWG Co. 8
                                           ------------   ------------    -----------   ----------    ----------   -----------

  Retained Earnings, Beginning of Year      $  36,666      $(144,345)     $  36,666     $ 128,012      $ (5,433)     $  (9,503)

  Net Income                                   25,150        (25,322)        25,150         8,245         4,402            443

  Cash Dividends Declared                      18,475              -         18,475             -             -              -

  Loss on Repurchase of Common Shares               -              -              -             -             -              -
                                            ---------      ---------      ---------     ---------      --------      ---------

  Retained Earnings, End of Year            $  43,341      $(169,667)     $  43,341     $ 136,257      $ (1,031)     $  (9,060)
                                            =========      =========      =========     =========      ========      =========


                                                                       Exhibit A
                                                                   Page 16 of 33


                      MIDAMERICAN ENERGY HOLDINGS COMPANY
                  CONSOLIDATING STATEMENTS OF RETAINED EARNINGS
                                   FORM U-3A-2
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                                 (IN THOUSANDS)


                                            InterCoast    InterCoast    InterCoast    InterCoast    Diversified
                                              Sierra        Power         Global       Trade &      Electronics,
                                               Power      Marketing     Management    Resources         Ltd.
                                            ----------    ----------    ----------    ----------    ------------

Retained Earnings, Beginning of Year          $ (50)       $ (1,342)     $ 2,930       $ (1,403)        $ 1,193

Net Income                                      665              35        1,576           (414)           (364)

Cash Dividends Declared                           -               -            -              -               -

Loss on Repurchase of Common Shares               -               -            -              -               -
                                              -----        --------      -------       --------     -----------

Retained Earnings, End of Year                $ 615        $ (1,307)     $ 4,506       $ (1,817)        $   829
                                              =====        ========      =======       ========     ===========


                                                                       Exhibit A
                                                                   Page 17 of 33

                      MIDAMERICAN ENERGY HOLDINGS COMPANY
                  CONSOLIDATING STATEMENTS OF RETAINED EARNINGS
                                   FORM U-3A-2
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                                 (IN THOUSANDS)


                                                                A/C                       Cimmred               MWR
                                              MHC (a)        Security                     Leasing     DCCO    Capital
                                           Investment Co.   Systems, Inc.   Amgas, Inc.   Company     Inc.      Inc.
                                           --------------   -------------   -----------  ---------   -----    -------

  Retained Earnings, Beginning of Year        $(11,772)      $    209        $ (6,174)   $ 19,053     $100    $5,607

  Net Income                                    11,239           (429)           (641)     (2,357)     601       576

  Cash Dividends Declared                            -              -               -           -        -         -

  Loss on Repurchase of Common Shares                -              -               -           -        -         -
                                              --------       --------        --------    --------     ----    ------

  Retained Earnings, End of Year              $   (533)      $   (220)       $ (6,815)   $ 16,696     $701    $6,183
                                              ========       ========        ========    ========     ====    ======



(a) Northgate Park Associates and Access Air Holdings, Inc. are accounted for in Midwest Capital Group, Inc.; Edge Technologies Inc., McLeodUSA, Inc., Mycotech, Utech Venture Capital Corporation, and Micro-Generation Technology Fund, LLC are accounted for in MHC Investment Inc.; Tenaska III Texas Partners is accounted for in TTP, Inc. of South Dakota; Select Relocation Services Inc., Real Estate Referral Network, Inc., The Mortgage Group, LLC and Home Real Estate Inc. (Nebraska) are accounted for in CBS Home Real Estate Company; MidAmerican Energy Funding Corporation is accounted for in MidAmerican Energy Company; Edina Realty, Inc. (WI) is accounted for in Edina Realty, Inc.; Edina Realty Mortgage, LLC is
     accounted for in Edina Financial Services, Inc.; Title Information Services, LLC is accounted for in Edina Realty Title, Inc.

                                                                      Exhibit A
                                                                   Page 18 of 33

                      MIDAMERICAN ENERGY HOLDINGS COMPANY
                  CONSOLIDATING STATEMENTS OF RETAINED EARNINGS
                                   FORM U-3A-2
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                                 (IN THOUSANDS)


                                                TTP, Inc.                                  InterCoast   MidAmerican    MidAmerican
                                                of South        MidAmerican                 Energy       Services       Security
                                               Dakota (a)         Rail Co.    CHRS, Inc.    Company       Company        Company
                                               ----------       -----------   ----------   ----------   -----------    -----------

  Retained Earnings, Beginning of Year         $   1,953         $  10,898    $   2,719    $   7,348      $     -       $    -

  Net Income                                       1,210             2,303           34       (1,450)           -         (352)

  Cash Dividends Declared                              -                 -            -            -            -            -

  Loss on Repurchase of Common Shares                  -                 -            -            -            -            -
                                               ---------         ---------    ---------    ---------      -------       ------

  Retained Earnings, End of Year               $   3,163         $  13,201    $   2,753    $   5,898      $     -       $ (352)
                                               =========         =========    =========    =========      =======       =======




(a) Northgate Park Associates and Access Air Holdings, Inc. are accounted for in Midwest Capital Group, Inc.; Edge Technologies Inc., McLeodUSA, Inc., Mycotech, Utech Venture Capital Corporation, and Micro-Generation Technology Fund, LLC are accounted for in MHC Investment Inc.; Tenaska III Texas Partners is accounted for in TTP, Inc. of South Dakota; Select Relocation Services Inc., Real Estate Referral Network, Inc., The Mortgage Group, LLC and Home Real Estate Inc. (Nebraska) are accounted for in CBS Home Real Estate Company; MidAmerican Energy Funding Corporation is accounted for in MidAmerican Energy Company; Edina Realty, Inc. (WI) is accounted for in Edina Realty, Inc.; Edina Realty Mortgage, LLC is
     accounted for in Edina Financial Services, Inc.; Title Information Services, LLC is accounted for in Edina Realty Title, Inc.

                                                                      Exhibit A
                                                                   Page 19 of 33


                      MIDAMERICAN ENERGY HOLDINGS COMPANY
                  CONSOLIDATING STATEMENTS OF RETAINED EARNINGS
                                   FORM U-3A-2
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                                 (IN THOUSANDS)


                                            Consolidated
                                             MidAmerican                       MidAmerican       Iowa        First       Midland
                                            Realty Services                  Realty Services    Realty      Realty,      Escrow
                                               Company       Eliminations        Company       Co., Inc.     Ltd.     Services, Inc.
                                            ---------------   ------------   ---------------   ----------   -------   -------------


  Retained Earnings, Beginning of Year        $       -       $       -       $       -        $       -    $    -     $     -

  Net Income                                      4,383          (6,159)          4,383            2,384       573         126

  Cash Dividends Declared                             -               -               -                -         -           -

  Loss on Repurchase of Common Shares                 -               -               -                -         -           -
                                              ---------       ---------       ---------        ---------   -------     -------

  Retained Earnings, End of Year              $   4,383       $  (6,159)      $   4,383        $   2,384   $   573     $   126
                                              =========       =========       =========        =========   =======     =======


                                                                       Exhibit A
                                                                   Page 20 of 33


                      MIDAMERICAN ENERGY HOLDINGS COMPANY
                  CONSOLIDATING STATEMENTS OF RETAINED EARNINGS
                                   FORM U-3A-2
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                                 (IN THOUSANDS)


                                                     The        Iowa Realty                  Edina (a)
                                        IMO Co.,   Referral      Insurance      Iowa         Financial      Edina (a)
                                         Inc.      Company      Agency, Inc.   Title Co.   Services, Inc.   Realty, Inc.
                                        --------   ----------   ------------   ---------   -------------    -----------

Retained Earnings, Beginning of Year     $   -     $    -        $    -        $   -          $   -         $     -

Net Income                                (423)        11            43          503             81           1,693

Cash Dividends Declared                      -          -             -            -              -               -

Loss on Repurchase of Common Shares          -          -             -            -              -               -
                                         -----     ------        ------        -----          -----         -------

Retained Earnings, End of Year           $(423)    $   11        $   43        $ 503          $  81         $ 1,693
                                         =====     ======        ======        =====          =====         =======


(a) Northgate Park Associates and Access Air Holdings, Inc. are accounted for in Midwest Capital Group, Inc.; Edge Technologies Inc., McLeodUSA, Inc., Mycotech, Utech Venture Capital Corporation, and Micro-Generation Technology Fund, LLC are accounted for in MHC Investment Inc.; Tenaska III Texas Partners is accounted for in TTP, Inc. of South Dakota; Select Relocation Services Inc., Real Estate Referral Network, Inc., The Mortgage Group, LLC and Home Real Estate Inc. (Nebraska) are accounted for in CBS Home Real Estate Company; MidAmerican Energy Funding Corporation is accounted for in MidAmerican Energy Company; Edina Realty, Inc. (WI) is accounted for in Edina Realty, Inc.; Edina Realty Mortgage, LLC is
     accounted for in Edina Financial Services, Inc.; Title Information Services, LLC is accounted for in Edina Realty Title, Inc.

                                                                      Exhibit A
                                                                   Page 21 of 33


                      MIDAMERICAN ENERGY HOLDINGS COMPANY
                  CONSOLIDATING STATEMENTS OF RETAINED EARNINGS
                                   FORM U-3A-2
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                                 (IN THOUSANDS)


                                             Edina           Edina         CBS Home                  JC Nichols       Plaza
                                          Realty Title,      Realty       Real Estate               Residential,    Mortgage
                                            Inc. (a)      Mortgage Inc.   Company (a)   MRT, Inc.       Inc.       Services, LLC
                                          -------------   -------------   -----------   ---------   -----------    -------------

Retained Earnings, Beginning of Year         $     -        $    -        $    -         $   -        $    -         $    -

Net Income                                     1,379          (333)          179            29           (60)           (29)

Cash Dividends Declared                            -             -             -             -             -              -

Loss on Repurchase of Common Shares                -             -             -             -             -              -
                                             -------        ------        ------         -----        ------         ------

Retained Earnings, End of Year               $ 1,379        $ (333)       $  179         $  29        $  (60)        $  (29)
                                             =======        ======        ======         =====        ======         ======



 (a) Northgate Park Associates and Access Air Holdings, Inc. are accounted for in Midwest Capital Group, Inc.; Edge Technologies Inc., McLeodUSA, Inc., Mycotech, Utech Venture Capital Corporation, and Micro-Generation Technology Fund, LLC are accounted for in MHC Investment Inc.; Tenaska III Texas Partners is accounted for in TTP, Inc. of South Dakota; Select Relocation Services Inc., Real Estate Referral Network, Inc., The Mortgage Group, LLC and Home Real Estate Inc. (Nebraska) are accounted for in CBS Home Real Estate Company; MidAmerican Energy Funding Corporation is accounted for in MidAmerican Energy Company; Edina Realty, Inc. (WI) is accounted for in Edina Realty, Inc.; Edina Realty Mortgage, LLC is
     accounted for in Edina Financial Services, Inc.; Title Information Services, LLC is accounted for in Edina Realty Title, Inc.

                                                                       Exhibit A
                                                                   PAGE 22 OF 33


                      MIDAMERICAN ENERGY HOLDINGS COMPANY
                  CONSOLIDATING STATEMENTS OF RETAINED EARNINGS
                                   FORM U-3A-2
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                                 (IN THOUSANDS)



                                                     JC Nichols
                                                    Alliance, Inc.
                                                    -------------

Retained Earnings, Beginning of Year                  $      -

Net Income                                                   3

Cash Dividends Declared                                      -

Loss on Repurchase of Common Shares                          -
                                                      --------

Retained Earnings, End of Year                        $      3
                                                      ========

                                                                       Exhibit A
                                                                   Page 23 of 33


                       MIDAMERICAN ENERGY HOLDINGS COMPANY
                          CONSOLIDATING BALANCE SHEETS
                                   FORM U-3A-2
                             AS OF DECEMBER 31, 1998
                                 (IN THOUSANDS)


                                 Consolidated                             Consolidated   Consolidated   Consolidated   Consolidated
                                  MidAmerican               MidAmerican    MidAmerican     Midwest       MidAmerican   MidAmerican
                                    Energy                    Energy        Energy         Capital        Capital        Realty
                                   Holdings                  Holdings      Company        Group Inc.      Company       Services
                                   Company    Eliminations   Company       (page 24)      (page 25)     (pages 26-29)  (pages 30-33)
                                 -----------  ------------  -----------  -------------   ------------   -------------   -----------

Gross Utility Plant              $ 5,067,595   $   (3,004)  $        -   $5,070,599       $     -        $      -        $      -
Less:  Accumulated Utility
  Depreciation                     2,426,563       (2,391)           -    2,428,954             -               -               -
                                 -----------   ----------   ----------   ----------       -------        --------        --------
     Net Utility Plant             2,641,032         (613)           -    2,641,645             -               -               -
                                 -----------   ----------   ----------   ----------       -------        --------        --------
Investment in Subsidiaries                 -   (1,390,218)   1,390,218            -             -               -               -
Other Property and Investments       777,543       (5,016)           -      183,279        48,395         535,402          15,483
Power Purchase Contract              150,401            -            -      150,401             -               -               -
Current Assets                       361,593     (109,621)       9,328      299,005        14,155         109,671          39,055
Other Assets                         403,364            -       12,113      311,200           141             357          79,553
                                 -----------  -----------   ----------   ----------       -------        --------        --------
     Total Assets                $ 4,333,933  $(1,505,468)  $1,411,659   $3,585,530       $62,691        $645,430        $134,091
                                 ===========  ===========   ==========   ==========       =======        ========        ========

Common Shareholders' Equity      $ 1,200,950  $(1,391,963)  $1,200,950   $  972,278       $52,746        $323,032        $ 43,907
Preferred Shares, not subject
  to mandatory redemption             31,759            -            -       31,759             -               -               -
Preferred Shares, subject
  to mandatory redemption(b)         150,000            -            -      150,000             -               -               -
Long-Term Debt
  (excluding current portion)        976,506       (5,629)           -      870,069         5,016          70,098          36,952
                                ------------  -----------   ----------   ----------       -------        --------        --------
     Total Capitalization          2,359,215   (1,397,592)   1,200,950    2,024,106        57,762         393,130          80,859
                                ------------  -----------   ----------   ----------       -------        --------        --------
Power Purchase Contract               68,093            -            -       68,093             -               -               -
Current Liabilities                  853,653     (109,621)     210,174      596,582          (375)        105,037          51,856
Other Liabilities                  1,052,972        1,745          535      896,749         5,304         147,263           1,376
                                 -----------  -----------   ----------   ----------       -------       ---------        --------
     Total Liabilities
      and Capitalization         $ 4,333,933  $(1,505,468)  $1,411,659   $3,585,530       $62,691       $645,430         $134,091
                                 ===========  ===========   ==========   ==========       =======       =========        ========



(b)  Includes MidAmerican-obligated  mandatorily redeemable preferred securities
     of  subsidiary  trust  holding  solely  MidAmerican   junior   subordinated
     debentures.

                                                                       Exhibit A
                                                                   Page 24 of 33


                      MIDAMERICAN ENERGY HOLDINGS COMPANY
                          CONSOLIDATING BALANCE SHEETS
                                   FORM U-3A-2
                             AS OF DECEMBER 31, 1998
                                 (IN THOUSANDS)

                                             Consolidated
                                               MidAmerican                    MidAmerican                MidAmerican
                                                Energy                          Energy        CBEC         Energy
                                                Company       Eliminations    Company (a)    Railway     Financing I
                                              ------------    ------------    -----------   ----------   -----------

  Gross Utility Plant                           $5,070,599     $        -     $5,070,599     $       -     $       -
  Less:  Accumulated Utility Depreciation        2,428,954              -      2,428,954             -             -
                                                ----------     ----------     ----------    ----------    ----------
     Net Utility Plant                           2,641,645              -      2,641,645             -             -
                                                ----------     ----------     ----------    ----------    ----------
  Investment in Subsidiaries                             -         (5,841)         5,841             -             -
  Other Property and Investments                   183,279       (103,090)       171,717        11,562       103,090
  Power Purchase Contract                          150,401              -        150,401             -             -
  Current Assets                                   299,005         (8,441)       307,335           111             -
  Other Assets                                     311,200              -        311,200             -             -
                                                ----------     ----------     ----------    ----------    ----------
     Total Assets                               $3,585,530     $ (117,372)    $3,588,139    $   11,673    $  103,090
                                                ==========     ==========     ==========    ==========    ==========

  Common Shareholder's Equity                   $  972,278     $   (5,841)    $  972,278    $    2,751    $    3,090
  Preferred Shares, not subject
    to mandatory redemption                         31,759              -         31,759             -             -
  Preferred Shares, subject
    to mandatory redemption (b)                    150,000              -         50,000             -       100,000
  Long-Term Debt (excluding current portion)       870,069       (103,090)       973,159             -             -
                                                ----------     ----------     ----------    ----------    ----------
     Total Capitalization                        2,024,106       (108,931)     2,027,196         2,751       103,090
                                                ----------     ----------     ----------    ----------    ----------
  Power Purchase Contract                           68,093              -         68,093             -             -
  Current Liabilities                              596,582         (8,441)       596,739         8,284             -
  Other Liabilities                                896,749              -        896,111           638             -
                                                ----------     ----------     ----------    ----------    ----------
     Total Liabilities and Capitalization       $3,585,530     $ (117,372)    $3,588,139    $   11,673    $  103,090
                                                ==========     ==========     ==========    ==========    ==========


     (a) Northgate Park Associates and Access Air Holdings, Inc. are accounted for in Midwest Capital Group, Inc.; Edge Technologies Inc., McLeodUSA, Inc., Mycotech, Utech Venture Capital Corporation, and
          Micro-Generation Technology Fund, LLC are accounted for in MHC Investment Inc.; Tenaska III Texas Partners is accounted for in TTP, Inc. of South Dakota; Select Relocation Services Inc., Real Estate Referral Network, Inc., The Mortgage Group, LLC and Home Real Estate Inc. (Nebraska) are accounted for in CBS Home Real Estate Company; MidAmerican Energy Funding Corporation is accounted for in MidAmerican Energy Company; Edina Realty, Inc. (WI) is accounted for in Edina Realty, Inc.; Edina Realty Mortgage, LLC is accounted for in Edina Financial Services, Inc.; Title Information Services, LLC is accounted for in Edina Realty Title, Inc.


     (b)  Includes   MidAmerican-obligated   mandatorily   redeemable  preferred
          securities of subsidiary trust holding solely MidAmerican junior subordinated debentures.

                                                                       Exhibit A
                                                                   Page 25 of 33


                      MIDAMERICAN ENERGY HOLDINGS COMPANY
                          CONSOLIDATING BALANCE SHEETS
                                   FORM U-3A-2
                             AS OF DECEMBER 31, 1998
                                 (IN THOUSANDS)

                                                            Consolidated
                                                               Midwest                       Midwest       Dakota Dunes
                                                               Capital                    Capital Group    Development
                                                             Group Inc.    Eliminations     Inc. (a)        Company
                                                            ------------   ------------   -------------   -------------

  Gross Utility Plant                                         $       -     $       -       $       -       $       -
  Less:  Accumulated Utility Depreciation                             -             -               -               -
                                                              ---------     ---------       ---------       ---------
     Net Utility Plant                                                -             -               -               -
                                                              ---------     ---------       ---------       ---------
  Investment in Subsidiaries                                          -       (10,279)         10,279               -
  Other Property and Investments                                 48,395           (22)          5,458          42,959
  Power Purchase Contract                                             -             -               -               -
  Current Assets                                                 14,155       (28,724)         42,684             195
  Other Assets                                                      141             -               -             141
                                                              ---------     ---------       ---------       ---------
     Total Assets                                             $  62,691     $ (39,025)      $  58,421       $  43,295
                                                              =========     =========       =========       =========

  Common Shareholder's Equity                                 $  52,746     $ (10,292)      $  52,759       $  10,279
  Preferred Shares, not subject to mandatory redemption               -             -               -               -
  Preferred Shares, subject to mandatory redemption                   -             -               -               -
  Long-Term Debt (excluding current portion)                      5,016             -           5,016               -
                                                              ---------     ---------       ---------       ---------
     Total Capitalization                                        57,762       (10,292)         57,775          10,279
                                                              ---------     ---------       ---------       ---------
  Power Purchase Contract                                             -             -               -               -
  Current Liabilities                                              (375)      (28,733)           (192)         28,550
  Other Liabilities                                               5,304             -             838           4,466
                                                              ---------     ---------       ---------       ---------

     Total Liabilities and Capitalization                     $  62,691     $ (39,025)      $  58,421       $  43,295
                                                              =========     =========       =========       =========

(a) Northgate Park Associates and Access Air Holdings, Inc. are accounted for in Midwest Capital Group, Inc.; Edge Technologies Inc., McLeodUSA, Inc., Mycotech, Utech Venture Capital Corporation, and Micro-Generation Technology Fund, LLC are accounted for in MHC Investment Inc.; Tenaska III Texas Partners is accounted for in TTP, Inc. of South Dakota; Select Relocation Services Inc., Real Estate Referral Network, Inc., The Mortgage Group, LLC and Home Real Estate Inc. (Nebraska) are accounted for in CBS Home Real Estate Company; MidAmerican Energy Funding Corporation is accounted for in MidAmerican Energy Company; Edina Realty, Inc. (WI) is accounted for in Edina Realty, Inc.; Edina Realty Mortgage, LLC is
     accounted for in Edina Financial Services, Inc.; Title Information Services, LLC is accounted for in Edina Realty Title, Inc.

                                                                       Exhibit A
                                                                   Page 26 of 33


                      MIDAMERICAN ENERGY HOLDINGS COMPANY
                          CONSOLIDATING BALANCE SHEETS
                                   FORM U-3A-2
                             AS OF DECEMBER 31, 1998
                                 (IN THOUSANDS)

                                                Consolidated
                                                 MidAmerican                  MidAmerican                 InterCoast
                                                   Capital                     Capital      InterCoast      Power
                                                   Company     Eliminations    Company      Capital Co.    Company    IWG Co. 8
                                                ------------   ------------   -----------   -----------   ----------  ---------

  Gross Utility Plant                            $       -      $       -      $       -    $       -     $       -   $       -
  Less:  Accumulated Utility Depreciation                -              -              -            -             -           -
                                                 ---------      ---------      ---------    ---------     ---------   ---------
     Net Utility Plant                                   -              -              -            -             -           -
                                                 ---------      ---------      ---------    ---------     ---------   ---------
  Investment in Subsidiaries                             -       (388,734)       388,734            -             -           -
  Other Property and Investments                   535,402              -          1,108      154,628         8,694           -
  Power Purchase Contract                                -              -              -            -             -           -
  Current Assets                                   109,671       (121,522)       141,499          867             2           -
  Other Assets                                         357              -            202            -             -           -
                                                 ---------      ---------      ---------    ---------     ---------   ---------
     Total Assets                                $ 645,430      $(510,256)     $ 531,543    $ 155,495     $   8,696   $       -
                                                 =========      =========      =========    =========     =========   =========

  Common Shareholder's Equity                    $ 323,032      $(388,734)     $ 323,032    $ 152,049     $     240   $   7,573
  Preferred Shares, not subject
    to mandatory redemption                              -              -              -            -             -           -
  Preferred Shares, subject
    to mandatory redemption                              -              -              -            -             -           -
  Long-Term Debt (excluding current portion)        70,098              -         70,000            -             -           -
                                                 ---------      ---------      ---------    ---------     ---------   ---------
     Total Capitalization                          393,130       (388,734)       393,032      152,049           240       7,573
                                                 ---------      ---------      ---------    ---------     ---------   ---------
  Power Purchase Contract                                -              -              -            -             -           -
  Current Liabilities                              105,037       (121,522)       141,864        1,511         1,243      (3,152)
  Other Liabilities                                147,263              -         (3,353)       1,935         7,213      (4,421)
                                                 ---------      ---------      ---------    ---------     ---------   ---------
     Total Liabilities and Capitalization        $ 645,430      $(510,256)     $ 531,543    $ 155,495     $   8,696   $       -
                                                 =========      =========      =========    =========     =========   =========

                                                                       Exhibit A
                                                                   Page 27 of 33


                      MIDAMERICAN ENERGY HOLDINGS COMPANY
                          CONSOLIDATING BALANCE SHEETS
                                  FORM U-3A-2
                             AS OF DECEMBER 31, 1998
                                 (IN THOUSANDS)

                                                                                                             InterCoast
                                                          InterCoast   InterCoast   InterCoast  InterCoast   Diversified
                                                            Sierra        Power      Global      Trade &     Electronics,
                                                            Power       Marketing   Management  Resources       Ltd.
                                                          ---------    ----------   ----------  ---------    ------------

  Gross Utility Plant                                     $       -    $       -    $       -   $       -      $       -
  Less:  Accumulated Utility Depreciation                         -            -            -           -              -
                                                          ---------    ---------    ---------   ---------      ---------
     Net Utility Plant                                            -            -            -           -              -
                                                          ---------    ---------    ---------   ---------      ---------
  Investment in Subsidiaries                                      -            -            -           -              -
  Other Property and Investments                                  -            -        8,010         130          1,558
  Power Purchase Contract                                         -            -            -           -              -
  Current Assets                                              1,682            -            5         136          3,854
  Other Assets                                                    -            -            -           -             73
                                                          ---------    ---------    ---------   ---------      ---------
     Total Assets                                         $   1,682    $       -    $   8,015   $     266      $   5,485
                                                          =========    =========    =========   =========      =========

  Common Shareholder's Equity                             $     616    $  (1,306)   $   4,507   $  (1,816)     $   4,838
  Preferred Shares, not subject
    to mandatory redemption                                       -            -            -           -              -
  Preferred Shares, subject
    to mandatory redemption                                       -            -            -           -              -
  Long-Term Debt (excluding current portion)                      -            -            -           -              -
                                                          ---------    ---------    ---------   ---------      ---------
     Total Capitalization                                       616       (1,306)       4,507      (1,816)         4,838
                                                          ---------    ---------    ---------   ---------      ---------
  Power Purchase Contract                                         -            -            -           -              -
  Current Liabilities                                           (24)       1,339        2,012       2,109            552
  Other Liabilities                                           1,090          (33)       1,496         (27)            95
                                                          ---------    ---------    ---------   ---------      ---------
     Total Liabilities and Capitalization                 $   1,682          $ -    $   8,015   $     266      $   5,485
                                                          =========    =========    =========   =========      =========

                                                                       Exhibit A
                                                                   Page 28 of 33



                      MIDAMERICAN ENERGY HOLDINGS COMPANY
                          CONSOLIDATING BALANCE SHEETS
                                   FORM U-3A-2
                             AS OF DECEMBER 31, 1998
                                 (IN THOUSANDS)


                                                                                            Cimmred
                                                MHC (a)      A/C Security                   Leasing       DCCO           MWR
                                             Investment Co.  Systems, Inc.  Amgas, Inc.     Company       Inc.        Capital Inc.
                                             -------------   -------------  -----------   ------------  ------------  ------------

  Gross Utility Plant                          $         -   $         -    $         -    $         -   $         -   $         -
  Less:  Accumulated Utility Depreciation                -             -              -              -             -             -
                                               -----------   -----------    -----------    -----------   -----------   -----------
     Net Utility Plant                                   -             -              -              -             -             -
                                               -----------   -----------    -----------    -----------   -----------   -----------
  Investment in Subsidiaries                             -             -              -              -             -             -
  Other Property and Investments                   271,056         3,479          3,988         49,031             -        23,037
  Power Purchase Contract                                -             -              -              -             -             -
  Current Assets                                       361         1,214         11,505         29,774         2,948         3,234
  Other Assets                                           -            67             15              -             -             -
                                               -----------   -----------    -----------    -----------   -----------   -----------
     Total Assets                              $   271,417   $     4,760    $    15,508    $    78,805   $     2,948   $    26,271
                                               ===========   ===========    ===========    ===========   ===========   ===========

  Common Shareholder's Equity                  $   161,034   $     4,325    $       (13)   $    20,570   $       951   $     2,478
  Preferred Shares, not subject
    to mandatory redemption                              -             -              -              -             -             -
  Preferred Shares, subject
    to mandatory redemption                              -             -              -              -             -             -
  Long-Term Debt
    (excluding current portion)                          -             -              -              -            98             -
                                               -----------   -----------    -----------    -----------   -----------   -----------
     Total Capitalization                          161,034         4,325            (13)        20,570         1,049         2,478
                                               -----------   -----------    -----------    -----------   -----------   -----------
  Power Purchase Contract                                -             -              -              -             -             -
  Current Liabilities                               43,377           441         15,966          4,272         1,588           171
  Other Liabilities                                 67,006            (6)          (445)        53,963           311        23,622
                                               -----------   -----------    -----------    -----------   -----------   -----------
     Total Liabilities and Capitalization      $   271,417   $     4,760    $    15,508    $    78,805   $     2,948   $    26,271
                                               ===========   ===========    ===========    ===========   ===========   ===========


(a) Northgate Park Associates and Access Air Holdings, Inc. are accounted for in Midwest Capital Group, Inc.; Edge Technologies Inc., McLeodUSA, Inc., Mycotech, Utech Venture Capital Corporation, and Micro-Generation Technology Fund, LLC are accounted for in MHC Investment Inc.; Tenaska III Texas Partners is accounted for in TTP, Inc. of South Dakota; Select Relocation Services Inc., Real Estate Referral Network, Inc., The Mortgage Group, LLC and Home Real Estate Inc. (Nebraska) are accounted for in CBS Home Real Estate Company; MidAmerican Energy Funding Corporation is accounted for in MidAmerican Energy Company; Edina Realty, Inc. (WI) is accounted for in Edina Realty, Inc.; Edina Realty Mortgage, LLC is
     accounted for in Edina Financial Services, Inc.; Title Information Services, LLC is accounted for in Edina Realty Title, Inc.

                                                                       Exhibit A
                                                                   Page 29 of 33


                       MIDAMERICAN ENERGY HOLDINGS COMPANY
                          CONSOLIDATING BALANCE SHEETS
                                   FORM U-3A-2
                             AS OF DECEMBER 31, 1998
                                 (IN THOUSANDS)



                                                TTP, Inc.                                 InterCoast     MidAmerican   MidAmerican
                                                of South     MidAmerican                    Energy        Services      Security
                                                Dakota (a)      Rail Co.   CHRS, Inc.      Company        Company        Company
                                               -----------   -----------   -----------    -----------   ------------   ------------

  Gross Utility Plant                          $         -   $         -   $         -    $         -    $         -   $         -
  Less:  Accumulated Utility Depreciation                -             -             -              -              -             -
                                               -----------   -----------   -----------    -----------    -----------   -----------
     Net Utility Plant                                   -             -             -              -              -             -
                                               -----------   -----------   -----------    -----------    -----------   -----------
  Investment in Subsidiaries                             -             -             -              -              -             -
  Other Property and Investments                     5,080           975             -              -              -         4,628
  Power Purchase Contract                                -             -             -              -              -             -
  Current Assets                                     1,918        17,463         4,724         10,006              1             -
  Other Assets                                           -             -             -              -              -             -
                                               -----------   -----------   -----------    -----------    -----------   -----------
     Total Assets                              $     6,998   $    18,438   $     4,724    $    10,006    $         1   $     4,628
                                               ===========   ===========   ===========    ===========    ===========   ===========

  Common Shareholder's Equity                  $     4,535   $    15,149   $     4,163    $     4,168    $         1   $     4,672
  Preferred Shares, not subject
    to mandatory redemption                              -             -             -              -              -             -
  Preferred Shares, subject
    to mandatory redemption                              -             -             -              -              -             -
  Long-Term Debt (excluding current portion)             -             -             -              -              -             -
                                               -----------   -----------   -----------    -----------    -----------   -----------
     Total Capitalization                            4,535        15,149         4,163          4,168              1         4,672
                                               -----------   -----------   -----------    -----------    -----------   -----------
  Power Purchase Contract                                -             -             -              -              -             -
  Current Liabilities                                  385         2,332           959          9,698              -           (84)
  Other Liabilities                                  2,078           957          (398)        (3,860)             -            40
                                               -----------   -----------   -----------    -----------    -----------   -----------
     Total Liabilities and Capitalization      $     6,998   $    18,438   $     4,724    $    10,006    $         1   $     4,628
                                               ===========   ===========   ===========    ===========    ===========   ===========

(a) Northgate Park Associates and Access Air Holdings, Inc. are accounted for in Midwest Capital Group, Inc.; Edge Technologies Inc., McLeodUSA, Inc., Mycotech, Utech Venture Capital Corporation, and Micro-Generation Technology Fund, LLC are accounted for in MHC Investment Inc.; Tenaska III Texas Partners is accounted for in TTP, Inc. of South Dakota; Select Relocation Services Inc., Real Estate Referral Network, Inc., The Mortgage Group, LLC and Home Real Estate Inc. (Nebraska) are accounted for in CBS Home Real Estate Company; MidAmerican Energy Funding Corporation is accounted for in MidAmerican Energy Company; Edina Realty, Inc. (WI) is accounted for in Edina Realty, Inc.; Edina Realty Mortgage, LLC is
     accounted for in Edina Financial Services, Inc.; Title Information Services, LLC is accounted for in Edina Realty Title, Inc.

                                                                       Exhibit A
                                                                   Page 30 of 33


                      MIDAMERICAN ENERGY HOLDINGS COMPANY
                          CONSOLIDATING BALANCE SHEETS
                                   FORM U-3A-2
                             AS OF DECEMBER 31, 1998
                                 (IN THOUSANDS)

                                              Consolidated
                                              MidAmerican                   MidAmerican                                 Midland
                                                 Realty                       Realty          Iowa                      Escrow
                                                Services                     Services        Realty       First        Services,
                                                 Company     Eliminations    Company       Co., Inc.     Realty, Ltd.     Inc.
                                              ------------   ------------   -----------    -----------   ------------  -----------

  Gross Utility Plant                          $         -   $         -    $         -    $         -   $         -   $         -
  Less:  Accumulated Utility Depreciation                -             -              -              -             -             -
                                               -----------   -----------    -----------    -----------   -----------   -----------
     Net Utility Plant                                   -             -              -              -             -             -
                                               -----------   -----------    -----------    -----------   -----------   -----------
  Investment in Subsidiaries                             -      (113,731)       113,731              -             -             -
  Other Property and Investments                    15,483             -              -          2,633           272            26
  Power Purchase Contract                                -             -              -              -             -             -
  Current Assets                                    39,055        (6,961)         1,248          5,277         1,727         1,304
  Other Assets                                      79,553             -            570         12,208         2,260             -
                                               -----------   -----------    -----------    -----------   -----------   -----------
     Total Assets                              $   134,091   $  (120,692)   $   115,549    $    20,118   $     4,259   $     1,330
                                               ===========   ===========    ===========    ===========   ===========   ===========

  Common Shareholders' Equity                       43,907   $  (113,731)   $    43,899    $    21,114   $     3,655   $       154
  Preferred Shares, not subject
    to mandatory redemption                              -             -              -              -             -             -
  Preferred Shares, subject
    to mandatory redemption(b)                           -             -              -              -             -             -
  Long-Term Debt (excluding current portion)        36,952             -         36,952              -             -             -
                                               -----------   -----------    -----------    -----------   -----------   -----------
     Total Capitalization                           80,859      (113,731)        80,851         21,114         3,655           154
                                               -----------   -----------    -----------    -----------   -----------   -----------
  Power Purchase Contract                                -             -              -              -             -             -
  Current Liabilities                               51,856        (6,961)        34,698           (757)          580         1,185
  Other Liabilities                                  1,376             -              -           (239)           24            (9)
                                               -----------   -----------    -----------    -----------   -----------   -----------
     Total Liabilities and Capitalization      $   134,091   $  (120,692)   $   115,549    $    20,118   $     4,259   $     1,330
                                               ===========   ===========    ===========    ===========   ===========   ===========


                                                                       Exhibit A
                                                                   Page 31 of 33


                      MIDAMERICAN ENERGY HOLDINGS COMPANY
                          CONSOLIDATING BALANCE SHEETS
                                   FORM U-3A-2
                             AS OF DECEMBER 31, 1998
                                 (IN THOUSANDS)

                                                                                   Iowa Realty              Edina (a)
                                                                         The        Insurance               Financial      Edina
                                                            IMO Co.,    Referral     Agency,      Iowa      Services,     Realty,
                                                              Inc.      Company       Inc.      Title Co.      Inc.       Inc. (a)
                                                            ---------   ---------   ---------   ---------  ----------    ---------

  Gross Utility Plant                                       $       -   $       -   $       -   $       -   $       -    $       -
  Less:  Accumulated Utility Depreciation                           -           -           -           -           -            -
                                                            ---------   ---------   ---------   ---------   ---------    ---------
     Net Utility Plant                                              -           -           -           -           -            -
                                                            ---------   ---------   ---------   ---------   ---------    ---------
  Investment in Subsidiaries                                        -           -           -           -           -            -
  Other Property and Investments                                1,814           -          12       1,702       1,413        3,385
  Power Purchase Contract                                           -           -           -           -           -            -
  Current Assets                                                  279          73          74       2,068      (6,318)      16,159
  Other Assets                                                  1,236         157         258       5,366         528       26,715
                                                            ---------   ---------   ---------   ---------   ---------    ---------
     Total Assets                                           $   3,329   $     230   $     344   $   9,136   $  (4,377)   $  46,259
                                                            =========   =========   =========   =========   =========    =========

  Common Shareholders' Equity                               $   3,063   $     219   $     297   $   8,670   $  (4,054)   $  41,813
  Preferred Shares, not subject to mandatory redemption             -           -           -           -           -            -
  Preferred Shares, subject to mandatory redemption(b)              -           -           -           -           -            -
  Long-Term Debt (excluding current portion)                        -           -           -           -           -            -
                                                            ---------   ---------   ---------   ---------   ---------    ---------
     Total Capitalization                                       3,063         219         297       8,670      (4,054)      41,813
                                                            ---------   ---------   ---------   ---------   ---------    ---------
  Power Purchase Contract                                           -           -           -           -           -
  Current Liabilities                                             262           9           9         200        (288)       3,296
  Other Liabilities                                                 4           2          38         266         (35)       1,150
                                                            ---------   ---------   ---------   ---------   ---------    ---------
     Total Liabilities and Capitalization                   $   3,329   $     230   $     344   $   9,136   $  (4,377)   $  46,259
                                                            =========   =========   =========   =========   =========    =========

(a) Northgate Park Associates and Access Air Holdings, Inc. are accounted for in Midwest Capital Group, Inc.; Edge Technologies Inc., McLeodUSA, Inc., Mycotech, Utech Venture Capital Corporation, and Micro-Generation Technology Fund, LLC are accounted for in MHC Investment Inc.; Tenaska III Texas Partners is accounted for in TTP, Inc. of South Dakota; Select Relocation Services Inc., Real Estate Referral Network, Inc., The Mortgage Group, LLC and Home Real Estate Inc. (Nebraska) are accounted for in CBS Home Real Estate Company; MidAmerican Energy Funding Corporation is accounted for in MidAmerican Energy Company; Edina Realty, Inc. (WI) is accounted for in Edina Realty, Inc.; Edina Realty Mortgage, LLC is
     accounted for in Edina Financial Services, Inc.; Title Information Services, LLC is accounted for in Edina Realty Title, Inc.

                                                                       Exhibit A
                                                                   Page 32 of 33



                       MIDAMERICAN ENERGY HOLDINGS COMPANY
                          CONSOLIDATING BALANCE SHEETS
                                   FORM U-3A-2
                             AS OF DECEMBER 31, 1998
                                 (IN THOUSANDS)


                                                Edina          Edina         CBS Home                   JC Nichols      Plaza
                                              Realty Title,    Realty       Real Estate                Residential,    Mortgage
                                                Inc. (a)    Mortgage Inc.   Company (a)    MRT, Inc.       Inc.      Services, LLC
                                              ------------  -------------   -----------   -----------  ------------  -------------

  Gross Utility Plant                          $         -   $         -    $         -   $         -   $         -   $         -
  Less:  Accumulated Utility Depreciation                -             -              -             -             -             -
                                               -----------   -----------    -----------   -----------   -----------   -----------
     Net Utility Plant                                   -             -              -             -             -             -
                                               -----------   -----------    -----------   -----------   -----------   -----------
  Investment in Subsidiaries                             -             -              -             -             -             -
  Other Property and Investments                     1,265             -          1,092            52         1,679           138
  Power Purchase Contract                                -             -              -             -             -             -
  Current Assets                                     3,800          (353)         2,515           439         4,224        13,390
  Other Assets                                       6,989             -          8,602           398        12,351         1,669
                                               -----------   -----------    -----------   -----------   -----------   -----------
     Total Assets                              $    12,054   $      (353)   $    12,209   $       889   $    18,254   $    15,197
                                               ===========   ===========    ===========   ===========   ===========   ===========

  Common Shareholders' Equity                  $    10,320   $      (229)   $    10,646   $       728   $    14,870   $     2,171
  Preferred Shares, not subject
    to mandatory redemption                              -             -              -             -             -             -
  Preferred Shares, subject
    to mandatory redemption(b)                           -             -              -             -             -             -
  Long-Term Debt (excluding current portion)             -             -              -             -             -             -
                                               -----------   -----------    -----------   -----------   -----------   -----------
     Total Capitalization                           10,320          (229)        10,646           728        14,870         2,171
                                               -----------   -----------    -----------   -----------   -----------   -----------
  Power Purchase Contract                                -             -              -             -             -             -
  Current Liabilities                                1,510            76          1,467           160         3,322        13,032
  Other Liabilities                                    224          (200)            96             1            62            (6)
                                               -----------   -----------    -----------   -----------   -----------   -----------
     Total Liabilities and Capitalization      $    12,054   $      (353)   $    12,209   $       889   $    18,254   $    15,197
                                               ===========   ===========    ===========   ===========   ===========   ===========

(a) Northgate Park Associates and Access Air Holdings, Inc. are accounted for in Midwest Capital Group, Inc.; Edge Technologies Inc., McLeodUSA, Inc., Mycotech, Utech Venture Capital Corporation, and Micro-Generation Technology Fund, LLC are accounted for in MHC Investment Inc.; Tenaska III Texas Partners is accounted for in TTP, Inc. of South Dakota; Select Relocation Services Inc., Real Estate Referral Network, Inc., The Mortgage Group, LLC and Home Real Estate Inc. (Nebraska) are accounted for in CBS Home Real Estate Company; MidAmerican Energy Funding Corporation is accounted for in MidAmerican Energy Company; Edina Realty, Inc. (WI) is accounted for in Edina Realty, Inc.; Edina Realty Mortgage, LLC is
     accounted for in Edina Financial Services, Inc.; Title Information Services, LLC is accounted for in Edina Realty Title, Inc.

                                                                       Exhibit A
                                                                   Page 33 of 33



                       MIDAMERICAN ENERGY HOLDINGS COMPANY
                          CONSOLIDATING BALANCE SHEETS
                                   FORM U-3A-2
                             AS OF DECEMBER 31, 1998
                                 (IN THOUSANDS)



                                                             JC Nichols
                                                           Alliance, Inc.
                                                           ---------------

Gross Utility Plant                                        $             -
Less:  Accumulated Utility Depreciation                                  -
                                                           ---------------
      Net Utility Plant                                                  -
                                                           ---------------
Investment in Subsidiaries                                               -
Other Property and Investments                                           -
Power Purchase Contract                                                  -
Current Assets                                                         110
Other Assets                                                           246
                                                           ---------------
      Total Assets                                                   $ 356
                                                           ===============

Common Shareholders' Equity                                $           302
Preferred Shares, not subject to mandatory redemption                    -
Preferred Shares, subject to mandatory redemption(b)                     -
Long-Term Debt (excluding current portion)                               -
                                                           ---------------
      Total Capitalization                                             302
                                                           ---------------
Power Purchase Contract                                                  -
Current Liabilities                                                     56
Other Liabilities                                                       (2)
                                                           ---------------
      Total Liabilities and Capitalization                 $           356
                                                           ===============